Exhibit 99.1

ARCHIMED Life Science Tools & Services Completes Acquisition of Standard BioTools’ Microfluidics Business, Now Biomark Scientific

Business will operate as Biomark Scientific, a leader in accessible, scalable and automated genomic workflows powered by proprietary microfluidics technology

November 3, 2026 –Global private equity healthcare specialist ARCHIMED, and Standard BioTools Inc. (NASDAQ: LAB) (“Standard BioTools”), today announced the completion of ARCHIMED’s previously announced acquisition of Standard BioTools’ Microfluidics Business. As part of ARCHIMED, the business enters its next chapter as a standalone business under the name Biomark Scientific.

Biomark Scientific, an innovative microfluidics technology tools provider specializing in high-throughput and multi-assay genomics systems, will offer versatile and scalable genomic profiling on its flagship Biomark™ platform. The next-generation Biomark X9 system is the only automated PCR, qPCR and NGS library prep system on the market, performing simultaneous profiling of multiple types of genomic assay readouts in a single run using patented integrated fluidic circuits (IFCs).

A highly regarded brand in high-throughput genomic workflows serving research institutions, public health laboratories and biobanks, Biomark was previously part of Fluidigm, which was founded in 1999 and renamed Standard BioTools in 2022. As Biomark Scientific, the business will continue to offer its automated bench-top system that can run genomics assays with robustness, speed and precision, driving quality insights for critical, time-sensitive data.

Within ARCHIMED, Biomark Scientific plans to build on its established technology, expertise and deep customer relationships, while expanding its capabilities and supporting scientific discovery across genomics, clinical research and public health. The company will be an independent entity comprised of the same dedicated team and supported by enhanced capabilities to provide seamless continuity of the products and services that customers and partners trust.

“This is an exciting step forward for our organization, strengthening our ability to serve and support our customers and partners,” says Luke Stewart, newly appointed Chief Commercial Officer of Biomark Scientific. “Together with ARCHIMED, expanding our resources and investing in our expertise reflects our continued commitment to delivering greater value to our customers, with the reliability and quality they depend on. This partnership enables us to confidently move into this next phase while staying true to our foundation of scientific excellence and exceptional service, all in support of advancing genomics and improving public health.”

“With Biomark Scientific’s accelerating position in the clinical research and public health markets, we are poised to support the company in fortifying global growth and launching the business as a primary player in the industry,” says Michael Goetter at ARCHIMED. “Biomark Scientific is comprised of an amazing team, well-positioned to maintain their current momentum with the rigor and meticulous drive that has instilled loyalty among the genomics community.”

About ARCHIMED

With offices in Europe, North America and Asia, ARCHIMED is a leading investment firm focused exclusively on healthcare industries. Its mix of operational, medical, scientific and financial expertise allows ARCHIMED to serve as both a strategic and financial partner to healthcare businesses. Prioritized areas of focus include Animal & Environmental Health, Biopharma Products, Consumer Health, Diagnostics, Healthcare IT, Life Science Tools & Services, and MedTech. ARCHIMED helps partners internationalize, acquire, innovate and expand their products and services. ARCHIMED manages €15 billion across its various funds. Since inception, ARCHIMED has been a committed Impact investor, both directly and through its EURÊKA Foundation.

About Standard BioTools Inc.

Standard BioTools Inc. (NASDAQ: LAB), is committed to setting the new standard in the life science tools industry through strategic consolidation, best-in-class operations and a world class management team. Standard BioTools’ established portfolio includes essential, standardized next-generation solutions designed to help biomedical researchers develop better therapeutics faster. Learn more at standardbio.com or connect with us on X, Facebook®, LinkedIn, and YouTube™.

For Research Use Only. Not for use in diagnostic procedures.

Limited Use Label License and other terms may apply: standardbio.com/legal/notices. Trademarks: standardbio.com/legal/terms-and-conditions/.

Patent and License Information: standardbio.com/legal/trademarks. Any other trademarks are the sole property of their respective owners. ©2026 Standard BioTools Inc. All rights reserved.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, among others, statements regarding the disposition of Standard BioTools’ Microfluidics Business. The words “strengthen,” “support,” “expand,” “invest,” “enable,” “accelerate,” “advance,” “improve,” “aim,” “create,” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to risks, uncertainties, and assumptions.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks include, but are not limited to, risks and uncertainties related to: (i) the future conduct and growth of the Microfluidics Business and the markets in which ARCHIMED operates; (ii) the success of products and services competitive with the Microfluidics Business; (iii) ARCHIMED’s ability to successfully integrate the Microfluidics Business into its existing operations and the Microfluidics Business’s technology and products into its portfolio; (iv) ARCHIMED’s ability to sell the products and further develop the Microfluidics Business’s technology; (v) ARCHIMED’s ability to successfully manage partner and customer relationships in the market; and (vi) customer uptake of, and satisfaction with, new products and services.

For information regarding other related risks, see the “Risk Factors” section of Standard BioTools’ Annual Report on Form 10-K for the year ended December 31, 2025, filed with the Securities and Exchange Commission (the “SEC”) on March 16, 2026, Standard BioTools’ most recent Quarterly Report on Form 10-Q and Standard BioTools’ other filings with the SEC. Should any of these risks or uncertainties materialize, actual results could differ materially from expectations. These forward-looking statements speak only as of the date hereof. Standard BioTools does not assume any obligation to, and does not currently intend to, update any such forward-looking statements except as may be required by law.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transactions involving Standard BioTools and Treeline Biosciences, Inc. (“Treeline”) and/or Standard BioTools’ sale of its Mass Cytometry business to Element Biosystems, LLC (“Element”). In connection with the Treeline transaction and related stockholder vote, Standard BioTools has filed with the SEC a registration statement on Form S-4, as amended (the “Form S-4”), which was declared effective by the SEC on October 21, 2026. The Form S-4 includes a definitive proxy statement and a definitive prospectus of Standard BioTools. The definitive proxy statement/prospectus, dated October 21,2026, was first mailed to stockholders of Standard BioTools on or about October 21, 2026. This communication is not a substitute for the definitive proxy statement/prospectus or any other document that Standard BioTools may file with the SEC or send to its stockholders in connection with the proposed transactions. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

INVESTORS AND STOCKHOLDERS OF STANDARD BIOTOOLS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS, SUPPLEMENTS AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND OTHER RELEVANT MATERIALS FILED OR TO BE FILED WITH THE SEC BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED TRANSACTIONS BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT STANDARD BIOTOOLS, TREELINE, ELEMENT AND THE PROPOSED TRANSACTIONS. Copies of the materials filed or to be filed by Standard BioTools with the SEC may be obtained free of charge on Standard BioTools’ Investor Relations website at https://investors.standardbio.com or by contacting Standard BioTools’ Investor Relations department at ir@standardbio.com. In addition, all of those materials are available at no charge on the SEC’s website at www.sec.gov.

Participants in the Solicitation

Standard BioTools, Treeline and certain of their respective directors, executive officers, other members of management and employees may be deemed to be participants in the solicitation of proxies of Standard BioTools stockholders in connection with the proposed transactions under SEC rules. Investors and stockholders may obtain more detailed information regarding the names, affiliations and interests of Standard BioTools’ executive officers and directors who may, under SEC rules, be deemed participants in the solicitation by reading Standard BioTools’ proxy statement for its 2026 annual meeting of stockholders (including under the headings “Management and Corporate Governance,” “Executive Officer and Director Compensation,” “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters,” “Executive Compensation” and “Certain Relationships and Related Transactions, and Director Independence”), its Annual Report on Form 10-K for the fiscal year ended December 31, 2025, subsequent Quarterly Reports on Form 10-Q and Standard BioTools’ other filings with the SEC. Information regarding Treeline’s directors and executive officers who may be deemed participants in the solicitation is contained in the proxy statement/prospectus filed by Standard BioTools. These documents are available free of charge at the SEC’s website at www.sec.gov or by going to Standard BioTools’ Investor Relations website at http://investors.standardbio.com or contacting Standard BioTools’ Investor Relations department at ir@standardbio.com.